                                                                   Exhibit 99.4



                              KELLY SERVICES, INC.
                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

     I, William K. Gerber, the Chief Financial Officer of Kelly Services, Inc. (the "Company"), hereby state pursuant to Title 18, Chapter 63, Section 1350 of the United States Code that:


     . the Quarterly Report on Form 10-Q filed by the Company this day with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     . the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   /s/ William K. Gerber
                                                   William K. Gerber
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   Kelly Services, Inc.